                                                                      Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James Dimon, Charles W. Scharf, Christine A. Edwards and M. Eileen Kennedy, jointly and severally, his attorney-in-fact, each with power of substitution, for him in any and all capacities to sign Registration Statements on Form S-8 relating to common stock (the "Securities") of BANK ONE CORPORATION (the "Corporation") to be offered in connection with the Corporation's Stock Performance Plan, Savings and Investment Plan, Employee Stock Purchase Plan and Director Stock Plan, as appropriate, pursuant to resolutions adopted by the Corporation's Board of Directors on April 16, 2001, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     Signature                         Title
     ---------                         -----
/s/ JOHN H. BRYAN                      Director
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John H. Bryan

/s/ JAMES S. CROWN                     Director
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James S. Crown

/s/ JAMES DIMON                        Director
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James Dimon

/s/ MAUREEN A. FAY, O.P.               Director
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Maureen A. Fay, O.P.

/s/ JOHN R. HALL                       Director
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John R. Hall

/s/ LABAN P. JACKSON, JR.              Director
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Laban P. Jackson, Jr.

/s/ JOHN W. KESSLER                    Director
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John W. Kessler

/s/ RICHARD A. MANOOGIAN               Director
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Richard A. Manoogian

/s/ WILLIAM T. MCCORMICK, JR.          Director
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William T. McCormick, Jr.

/s/ HEIDI G. MILLER                    Director
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Heidi G. Miller

/s/ DAVID C. NOVAK                     Director
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David C. Novak

/s/ JOHN W. ROGERS, JR.                Director
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John W. Rogers, Jr.

/s/ FREDERICK P. STRATTON, JR.         Director
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Frederick P. Stratton, Jr.

/s/ ROBERT D. WALTER                   Director
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Robert D. Walter

/s/ WILLIAM J. ROBERTS                 Principal Accounting Officer
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William J. Roberts

/s/ CHARLES W. SCHARF                  Principal Financial Officer
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Charles W. Scharf

Dated: April 16, 2001